EXHIBIT 10.1

                       AMENDMENT ONE TO AGENTED REVOLVING
                                CREDIT AGREEMENT

         This AMENDMENT ONE TO AGENTED REVOLVING CREDIT AGREEMENT dated as of the 14th day of November, 2003, among SCS TRANSPORTATION, INC., a Delaware corporation (the "Borrower"), and BANK OF OKLAHOMA, N.A., U.S. BANK NATIONAL ASSOCIATION, BANK ONE, NA, and HARRIS TRUST AND SAVINGS BANK (individually a "Bank" and collectively the "Banks"), and BANK OF OKLAHOMA, N.A., as agent for the Banks hereunder (in such capacity the "Agent").

                                    RECITALS

         A. Reference is made to the Agented Revolving Credit Agreement dated September 20, 2002 (the "Credit Agreement"). Among the Borrower and the Banks, pursuant to which the Banks established a $50,000,000 Revolving Credit Commitment in favor of Borrower. Terms used herein shall have the meaning ascribed in the Credit Agreement.

         B. Borrower has requested that the Banks increase the amount of the Revolving Credit Commitment from the aggregate amount of $50,000,000 to $75,000,000; and the Banks have agreed to accommodate such request pursuant to the terms and conditions set forth below.

                                    AGREEMENT

         For valuable consideration received, the parties hereto agree to the following:

         1. Amendments to Credit Agreement. The Credit Agreement is amended as follows.

                  1.1. Section 1.01(6) (Borrowing Base) is hereby amended to reflect that the reference to "eighty percent (80%)" shall now mean and read "eighty-five percent (85%)". In addition, the Borrowing Base Certificate (attached to the Credit Agreement as Schedule "1.01(7)") is hereby amended to reflect that the reference to "80%" in line 1.d. shall now mean and read "85%".

                  1.2. Section 1.01(68)(i) is hereby deleted in its entirety.

                  1.3. Section 1.01(75) (Revolving Credit Commitment) is hereby amended to evidence that any reference to the amount "$50,000,000" shall now mean and read "$75,000,000".

                  1.4. Section 1.01(85) (Termination Date) shall now mean and read "September 20, 2006".

                  1.5. Section 2.01 (Revolving Credit) is hereby amended to evidence that from and after the date hereof, each Bank's Commitment is increased to the amount set opposite each Bank's name below:

        "Name of Bank                                     Amount
        -------------                                     ------
Bank of Oklahoma, N.A.                                  $21,000,000

U.S. Bank National Association                          $18,000,000

Bank One, NA                                            $18,000,000

Harris Trust and Savings Bank                           $18,000,000

                    Total                               $75,000,000"

                  1.6. The following is hereby deleted from Section 2.02(1) (Letters of Credit - Issuance): "(i) the aggregate undrawn stated amount under all Letters of Credit outstanding at such time shall not exceed $35,000,000 and (ii)".

                  1.7. The table of Section 2.10 (Letter of Credit Fees) is hereby deleted and replaced with the following:

                          FUNDED DEBT TO EBITDA RATIO

      (as determined using Borrower's most recent financial
statements [and, in the case of the year-end financial statements,
        audit report] for the fiscal quarter then ended)                        LETTER OF CREDIT FEE
----------------------------------------------------------------------------------------------------
Greater than or equal to 2.25 to 1                                                      2.00%
----------------------------------------------------------------------------------------------------
Greater than or equal to 1.75 to 1 but less than 2.25 to 1                              1.75%
----------------------------------------------------------------------------------------------------
Greater than or equal to 1.25 to 1 but less than 1.75 to 1                              1.50%
----------------------------------------------------------------------------------------------------
Less than 1.25 to 1                                                                     1.25%
----------------------------------------------------------------------------------------------------

         The applicable interest rate set forth above shall be effective immediately, notwithstanding the fact that Borrower's third quarter 2003 financial statements have been received by Agent prior to the date of this Amendment.

                  1.8. The table of Section 2.08 (Interest) is hereby deleted and replaced with the following:

                     FUNDED DEBT TO EBITDA RATIO                         ADJUSTED LIBOR RATE       ADJUSTED PRIME RATE
----------------------------------------------------------------------------------------------------------------------
Greater than or equal to 2.25 to 1                                      LIBOR Rate plus 2.00%      Prime Rate plus .25%
----------------------------------------------------------------------------------------------------------------------
Greater than or equal to 1.75 to 1 but less than 2.25 to 1              LIBOR Rate plus 1.75%      Prime Rate
----------------------------------------------------------------------------------------------------------------------
Greater than or equal to 1.25 to 1 but less than 1.75 to 1              LIBOR Rate plus 1.50%      Prime Rate
----------------------------------------------------------------------------------------------------------------------
Less than 1.25 to 1                                                     LIBOR Rate plus 1.25%      Prime Rate
----------------------------------------------------------------------------------------------------------------------

         The applicable interest rate set forth above shall be effective immediately, notwithstanding the fact that Borrower's third quarter 2003 financial statements have been received by Agent prior to the date of this Amendment.

                  1.9. Section 2.10 (Unused Portion Fee) is hereby deleted and replaced with the following:

                  "2.10 UNUSED PORTION FEE. The Borrower agrees to pay to the Agent for the account of each Bank an Unused Portion Fee on the average daily unused portion of such Bank's Commitment from the date of this Agreement until the Termination Date at a rate to be calculated, on any date of determination thereof, as follows:

                           FUNDED DEBT TO EBITDA RATIO

     (as determined using Borrower's most recent financial statements
[and, in the case of the year-end financial statements, audit report] for       UNUSED PORTION
                   the fiscal quarter then ended)                                     FEE
----------------------------------------------------------------------------------------------
Greater than or equal to 2.25 to 1                                                   .375%
----------------------------------------------------------------------------------------------
Greater than or equal to 1.75 to 1 but less than 2.25 to 1                           .375%
----------------------------------------------------------------------------------------------
Greater than or equal to 1.25 to 1 but less than 1.75 to 1                            .30%
----------------------------------------------------------------------------------------------
Less than 1.25 to 1                                                                   .30%
----------------------------------------------------------------------------------------------

                  Such Unused Portion Fee shall be payable on the first (1st) day of each quarter during the term of such Bank's Commitment, ending on the Termination Date. Upon receipt of any Unused Portion Fees, the Agent will promptly thereafter cause to be distributed such payments to the Banks in accordance with each Bank's Pro Rata Share of such payments."

         2. Conditions Precedent. The obligations of the Banks to perform under the Credit Agreement, as amended hereby, are subject to the satisfaction of the following.

                  2.1. Notes. The Amended Notes, as set forth on Schedule "2.1" hereto, shall be executed and delivered to the Agent for distribution.

                  2.2. Commitment Fee. A fee on the increased amount of the Revolving Credit Commitment in the amount of $50,000 shall be paid to the Agent, upon receipt of which Agent agrees to distribute to each Bank its Pro Rata Share of such fee.

                  2.3. Corporate Action by Borrower. Certified (as of the date of this Amendment), copies of all corporate action taken by Borrower, including resolutions of its Board of Directors authorizing the execution, delivery, and performance of this Amendment and all documents executed and delivered in connection herewith.

                  2.4. Incumbency and Signature Certificate of Borrower. A certificate (dated as of the date of this Amendment) of the secretary of Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign this Amendment and all related documents, set forth on Schedule "2.4" hereto.

                  2.5. Corporate Action by Guarantor. Certified (as of the date of this Amendment), copies of all corporate action taken by each Guarantor, including resolutions of its Board of Directors authorizing the execution, delivery, and performance of this Amendment and all documents executed and delivered in connection herewith.

                  2.6. Incumbency and Signature Certificate of Guarantor. A certificate (dated as of the date of this Amendment) of the secretary of each Guarantor certifying the names and true signatures of the officers of each Guarantor authorized to sign this Amendment and all related documents, set forth on Schedule "2.6(a)" and "2.6(b)" hereto.

                  2.7. Opinion of Borrower's Counsel. An opinion from Borrower's legal counsel, substantially in the form of Schedule "2.7" attached hereto.

                  2.8. Opinion of Guarantor's Counsel. An opinion from each Guarantor's legal counsel, substantially in the form of Schedule "2.8(a)" and "2.8(b)" attached hereto.

                  2.9. Chattel Checks. The current Chattel Checks shall be delivered to Agent, evidencing no conflicting interests to those granted to Agent.

                  2.10. Amendments to Guaranty Agreement. The Amendments to Guaranty Agreement, as set forth on Schedule "2.10(a)" and "2.10(b)", shall be executed by each Guarantor and delivered to Agent.

                  2.11. Default. No Default or Event of Default has occurred and is continuing, or will result from the execution and delivery of this Amendment.

         3. Representations and Warranties. The Borrower and each of the Guarantors, respectively, hereby ratify and confirm all representations and warranties set forth in the Credit Agreement, and all other loan documents executed in connection therewith.

         4. Ratification. Borrower hereby ratifies and confirms the Credit Agreement, and all instruments, documents, and agreements executed by and in connection therewith.

         5. Amendment of Guaranty and Ratification of Guarantors. Each Guarantor, Saia Motor Freight Line, Inc. and Jevic Transportation, Inc., by execution hereof, hereby acknowledges and agrees that its Guaranty Agreement is hereby amended to evidence that all references therein to "$50,000,000" shall now mean and read "$75,000,000". In addition, each Guarantor, hereby ratifies and confirms its Guaranty Agreement, and agrees that it remains in full force and effect, and that the guaranteed obligations additionally include those set forth under the Amended Notes.

         6. Governing Law. This Agreement and the Notes shall be governed by, and construed in accordance with, the laws of the State of Oklahoma.

         7. Multiple Counterparts. This Amendment may be executed in any number of counterparts, and by different parties to this Agreement in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         8. Costs, Expenses and Fees. Borrower agrees to pay all costs, expenses and fees incurred by Agent in connection herewith, including without limitation the reasonable attorney fees of Riggs, Abney, Neal, Turpen, Orbison and Lewis.

                            [Signature Pages Follow]

                                           SCS TRANSPORTATION, INC., a
                                           Delaware corporation

                                           By    /s/ James J. Bellinghausen
                                              ----------------------------------
                                           Name  James J. Bellinghausen
                                           Title V.P.-Finance, CFO & Secretary

                                           BANK OF OKLAHOMA, N.A., as a
                                           Bank and as Agent

                                           By   /s/ Stephen R. Wright
                                              ----------------------------------
                                              Stephen R. Wright, Senior Vice
                                              President

                                           Principal Office and Lending  Office
                                           for Prime and LIBOR Loans:

                                           Bank of Oklahoma Tower
                                           P.O. Box 2300
                                           Tulsa, Oklahoma 74192

                                           U.S. BANK NATIONAL
                                           ASSOCIATION

                                           By    /s/ John P. Mills
                                              ----------------------------------
                                           Name  John P. Mills
                                           Title Vice President

                                           Principal Office and Lending Office
                                           for Prime Loans and LIBOR Loans:

                                           1101 Walnut, 7th Floor
                                           Kansas City, Missouri 64106

                                           BANK ONE, NA

                                           By    /s/ Linda L. Kaiser
                                              ----------------------------------
                                           Name  Linda L. Kaiser
                                           Title Vice President

                                           Principal Office and Lending Office
                                           for Prime Loans and LIBOR Loans:

                                           111 Monument Circle, IN1-0048
                                           Indianapolis, Indiana 46277

                                           HARRIS TRUST AND SAVINGS
                                           BANK

                                           By    /s/ Edward P. McGuire
                                              ----------------------------------
                                           Name  Edward P. McGuire
                                           Title Managing Director

                                           Principal Office and Lending Office
                                           for Prime Loans and LIBOR Loans:

                                           111 West Monroe, 10-C
                                           Chicago, Illinois 60603

         INSOFAR AS SECTION 5 OF THIS AGREEMENT PURPORTS TO BIND THE GUARANTOR, THE GUARANTOR, BY EXECUTION BELOW, AGREES TO BE BOUND THEREBY.

                                           SAIA MOTOR FREIGHT LINE, INC.

                                           By    /s/ Richard D. O'Dell
                                              ----------------------------------
                                           Name  Richard D. O'Dell
                                           Title President

         INSOFAR AS SECTION 5 OF THIS AGREEMENT PURPORTS TO BIND THE GUARANTOR, THE GUARANTOR, BY EXECUTION BELOW, AGREES TO BE BOUND THEREBY.

                                           JEVIC TRANSPORTATION, INC.

                                           By    /s/ Paul J. Karvois
                                              ----------------------------------
                                           Name  Paul J. Karvois
                                           Title President & CEO

SCHEDULE 2.1

                                  AMENDED NOTE

$21,000,000                                                    November 14, 2003
                                                                 Tulsa, Oklahoma

         FOR VALUE RECEIVED, the undersigned, SCS TRANSPORTATION, INC., a Delaware corporation (the "Borrower") HEREBY PROMISES TO PAY to the order of BANK OF OKLAHOMA, N.A. (the "Bank") to BANK OF OKLAHOMA, N.A., as Agent, at the Agent's Office located at Bank of Oklahoma Tower, P.O. Box 2300, Tulsa, Oklahoma 74192, for the account of the applicable Lending Office of the Bank, in lawful money of the United States and in immediately available funds, the principal amount of TWENTY-ONE MILLION AND NO/100 DOLLARS ($21,000,000) or the aggregate unpaid principal amount of all Loans made to the Borrower by the Bank pursuant to the Agented Revolving Credit Agreement (as amended, the "Credit Agreement") between Borrower, Bank, and certain other parties, dated September 20, 2002, and amended of even date herewith, whichever is less, on the Termination Date, or such earlier date as may be required pursuant to the terms of the Credit Agreement, and to pay interest from the date hereof on the unpaid principal amount of this Note and on any past due interest, at said office, on the dates and at the rates set forth in Article II of the Credit Agreement. All or any portion of the principal amount of this Note may be prepaid or required to be prepaid as provided in the Credit Agreement.

         The Bank is hereby authorized by the Borrower to endorse on the schedule attached to the Note held by it the amount and type of each Revolving Credit Loan and each renewal, conversion, and payment of principal amount received by the Bank for the account of the applicable Lending Office on account of its Revolving Credit Loans, which endorsement shall, in the absence of manifest error, be conclusive as to the outstanding balance of the Revolving Credit Loans made by the Bank; provided, however, that the failure to make such notation with respect to any Revolving Credit Loan or renewal, conversion, or payment shall not limit or otherwise affect the obligations of the Borrower hereunder.

         This Note is the Note referred to in, and is entitled to the benefits of, the Credit Agreement. Terms used herein which are defined in the Credit Agreement shall have their defined meanings when used herein. The Credit Agreement, among other things, contains provisions for acceleration of the maturity of this Note upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity of this Note upon the terms and conditions specified in the Credit Agreement.

         This Note shall be governed by laws of the State of Oklahoma provided that as to the maximum rate of interest which may be charged or collected, if the laws applicable to the Bank permit it to charge or collect a higher rate than the laws of the State of Oklahoma, then such laws applicable to the Bank shall apply to the Bank under this Note.

         This Note constitutes an extension and change in form of, and replaces and supercedes, the $14,000,000 Promissory Note between Borrower and Bank dated September 20, 2002.

                                  SCS TRANSPORTATION, INC.,
                                  a Delaware corporation

                                  By: /s/ James J. Bellinghausen
                                     -------------------------------
                                  Name: James J. Bellinghausen

                                  Title: VP-Finance, CFO & Secretary

                                SCHEDULE TO NOTE

Date Made,                                  Amount of Principal
Renewed,                                          Renewed,
Converted,         Type of       Amount          Converted,           Unpaid Principal         Name of Person
or Paid             Loan         of Loan          or Paid             Balance of Note          Making Notation
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

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--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

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--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

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--------------------------------------------------------------------------------------------------------------

                                  AMENDED NOTE

$18,000,000                                                    November 14, 2003
                                                                 Tulsa, Oklahoma

         FOR VALUE RECEIVED, the undersigned, SCS TRANSPORTATION, INC., a Delaware corporation (the "Borrower") HEREBY PROMISES TO PAY to the order of BANK ONE, N.A. (the "Bank") to BANK OF OKLAHOMA, N.A., as Agent, at the Agent's Office located at Bank of Oklahoma Tower, P.O. Box 2300, Tulsa, Oklahoma 74192, for the account of the applicable Lending Office of the Bank, in lawful money of the United States and in immediately available funds, the principal amount of EIGHTEEN MILLION AND NO/100 DOLLARS ($18,000,000) or the aggregate unpaid principal amount of all Loans made to the Borrower by the Bank pursuant to the Agented Revolving Credit Agreement (as amended, the "Credit Agreement") between Borrower, Bank, and certain other parties, dated September 20, 2002, and amended of even date herewith, whichever is less, on the Termination Date, or such earlier date as may be required pursuant to the terms of the Credit Agreement, and to pay interest from the date hereof on the unpaid principal amount of this Note and on any past due interest, at said office, on the dates and at the rates set forth in Article II of the Credit Agreement. All or any portion of the principal amount of this Note may be prepaid or required to be prepaid as provided in the Credit Agreement.

         The Bank is hereby authorized by the Borrower to endorse on the schedule attached to the Note held by it the amount and type of each Revolving Credit Loan and each renewal, conversion, and payment of principal amount received by the Bank for the account of the applicable Lending Office on account of its Revolving Credit Loans, which endorsement shall, in the absence of manifest error, be conclusive as to the outstanding balance of the Revolving Credit Loans made by the Bank; provided, however, that the failure to make such notation with respect to any Revolving Credit Loan or renewal, conversion, or payment shall not limit or otherwise affect the obligations of the Borrower hereunder.

         This Note is the Note referred to in, and is entitled to the benefits of, the Credit Agreement. Terms used herein which are defined in the Credit Agreement shall have their defined meanings when used herein. The Credit Agreement, among other things, contains provisions for acceleration of the maturity of this Note upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity of this Note upon the terms and conditions specified in the Credit Agreement.

         This Note shall be governed by laws of the State of Oklahoma provided that as to the maximum rate of interest which may be charged or collected, if the laws applicable to the Bank permit it to charge or collect a higher rate than the laws of the State of Oklahoma, then such laws applicable to the Bank shall apply to the Bank under this Note.

         This Note constitutes an extension and change in form of, and replaces and supercedes, the $12,000,000 Promissory Note between Borrower and Bank dated September 20, 2002.

                                        SCS TRANSPORTATION, INC.,
                                        a Delaware corporation

                                        By: /s/ James J. Bellinghausen
                                           ---------------------------
                                        Name: James J. Bellinghausen

                                        Title: VP-Finance, CFO & Secretary

                                SCHEDULE TO NOTE

Date Made,                                  Amount of Principal
Renewed,                                          Renewed,
Converted,         Type of       Amount          Converted,           Unpaid Principal         Name of Person
or Paid             Loan         of Loan          or Paid             Balance of Note          Making Notation
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

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

                                  AMENDED NOTE

$18,000,000                                                    November 14, 2003
                                                                 Tulsa, Oklahoma

         FOR VALUE RECEIVED, the undersigned, SCS TRANSPORTATION, INC., a Delaware corporation (the "Borrower") HEREBY PROMISES TO PAY to the order of HARRIS BANK (the "Bank") to BANK OF OKLAHOMA, N.A., as Agent, at the Agent's Office located at Bank of Oklahoma Tower, P.O. Box 2300, Tulsa, Oklahoma 74192, for the account of the applicable Lending Office of the Bank, in lawful money of the United States and in immediately available funds, the principal amount of EIGHTEEN MILLION AND NO/100 DOLLARS ($18,000,000) or the aggregate unpaid principal amount of all Loans made to the Borrower by the Bank pursuant to the Agented Revolving Credit Agreement (as amended, the "Credit Agreement") between Borrower, Bank, and certain other parties, dated September 20, 2002, and amended of even date herewith, whichever is less, on the Termination Date, or such earlier date as may be required pursuant to the terms of the Credit Agreement, and to pay interest from the date hereof on the unpaid principal amount of this Note and on any past due interest, at said office, on the dates and at the rates set forth in Article II of the Credit Agreement. All or any portion of the principal amount of this Note may be prepaid or required to be prepaid as provided in the Credit Agreement.

         The Bank is hereby authorized by the Borrower to endorse on the schedule attached to the Note held by it the amount and type of each Revolving Credit Loan and each renewal, conversion, and payment of principal amount received by the Bank for the account of the applicable Lending Office on account of its Revolving Credit Loans, which endorsement shall, in the absence of manifest error, be conclusive as to the outstanding balance of the Revolving Credit Loans made by the Bank; provided, however, that the failure to make such notation with respect to any Revolving Credit Loan or renewal, conversion, or payment shall not limit or otherwise affect the obligations of the Borrower hereunder.

         This Note is the Note referred to in, and is entitled to the benefits of, the Credit Agreement. Terms used herein which are defined in the Credit Agreement shall have their defined meanings when used herein. The Credit Agreement, among other things, contains provisions for acceleration of the maturity of this Note upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity of this Note upon the terms and conditions specified in the Credit Agreement.

         This Note shall be governed by laws of the State of Oklahoma provided that as to the maximum rate of interest which may be charged or collected, if the laws applicable to the Bank permit it to charge or collect a higher rate than the laws of the State of Oklahoma, then such laws applicable to the Bank shall apply to the Bank under this Note.

         This Note constitutes an extension and change in form of, and replaces and supercedes, the $12,000,000 Promissory Note between Borrower and Bank dated September 20, 2002.

                                        SCS TRANSPORTATION, INC.,
                                        a Delaware corporation

                                        By: /s/ James J. Bellinghausen
                                           ---------------------------
                                        Name: James J. Bellinghausen

                                        Title: VP-Finance, CFO & Secretary

                                SCHEDULE TO NOTE

Date Made,                                  Amount of Principal
Renewed,                                          Renewed,
Converted,         Type of       Amount          Converted,           Unpaid Principal         Name of Person
or Paid             Loan         of Loan          or Paid             Balance of Note          Making Notation
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

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--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

                                  AMENDED NOTE

$18,000,000                                                    November 14, 2003
                                                                 Tulsa, Oklahoma

         FOR VALUE RECEIVED, the undersigned, SCS TRANSPORTATION, INC., a Delaware corporation (the "Borrower") HEREBY PROMISES TO PAY to the order of U.S. BANK NATIONAL ASSOCIATION (the "Bank") to BANK OF OKLAHOMA, N.A., as Agent, at the Agent's Office located at Bank of Oklahoma Tower, P.O. Box 2300, Tulsa, Oklahoma 74192, for the account of the applicable Lending Office of the Bank, in lawful money of the United States and in immediately available funds, the principal amount of EIGHTEEN MILLION AND NO/100 DOLLARS ($18,000,000) or the aggregate unpaid principal amount of all Loans made to the Borrower by the Bank pursuant to the Agented Revolving Credit Agreement (as amended, the "Credit Agreement") between Borrower, Bank, and certain other parties, dated September 20, 2002, and amended of even date herewith, whichever is less, on the Termination Date, or such earlier date as may be required pursuant to the terms of the Credit Agreement, and to pay interest from the date hereof on the unpaid principal amount of this Note and on any past due interest, at said office, on the dates and at the rates set forth in Article II of the Credit Agreement. All or any portion of the principal amount of this Note may be prepaid or required to be prepaid as provided in the Credit Agreement.

         The Bank is hereby authorized by the Borrower to endorse on the schedule attached to the Note held by it the amount and type of each Revolving Credit Loan and each renewal, conversion, and payment of principal amount received by the Bank for the account of the applicable Lending Office on account of its Revolving Credit Loans, which endorsement shall, in the absence of manifest error, be conclusive as to the outstanding balance of the Revolving Credit Loans made by the Bank; provided, however, that the failure to make such notation with respect to any Revolving Credit Loan or renewal, conversion, or payment shall not limit or otherwise affect the obligations of the Borrower hereunder.

         This Note is the Note referred to in, and is entitled to the benefits of, the Credit Agreement. Terms used herein which are defined in the Credit Agreement shall have their defined meanings when used herein. The Credit Agreement, among other things, contains provisions for acceleration of the maturity of this Note upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity of this Note upon the terms and conditions specified in the Credit Agreement.

         This Note shall be governed by laws of the State of Oklahoma provided that as to the maximum rate of interest which may be charged or collected, if the laws applicable to the Bank permit it to charge or collect a higher rate than the laws of the State of Oklahoma, then such laws applicable to the Bank shall apply to the Bank under this Note.

         This Note constitutes an extension and change in form of, and replaces and supercedes, the $12,000,000 Promissory Note between Borrower and Bank dated September 20, 2002.

                                        SCS TRANSPORTATION, INC.,
                                        a Delaware corporation

                                        By: /s/ James J. Bellinghausen
                                           ---------------------------
                                        Name: James J. Bellinghausen

                                        Title: VP-Finance, CFO & Secretary

                                SCHEDULE TO NOTE

Date Made,                                  Amount of Principal
Renewed,                                          Renewed,
Converted,         Type of       Amount          Converted,           Unpaid Principal         Name of Person
or Paid             Loan         of Loan          or Paid             Balance of Note          Making Notation
--------------------------------------------------------------------------------------------------------------

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

SCHEDULE 2.4

                               CERTIFICATE OF THE
                                    SECRETARY
                                       OF
                            SCS TRANSPORTATION, INC.

On this day the undersigned, James J. Bellinghausen, as the Secretary of SCS Transportation, Inc., a Delaware corporation (the "COMPANY"), for purposes of inducing agent and the Banks (each defined below) to enter into Amendment One to Agented Revolving Credit Agreement and all related documents (collectively, the "AMENDMENT") which amends that certain Agented Revolving Credit Agreement dated September 20, 2002, among the Company and Bank of Oklahoma, N.A. as an agent for U.S. Bank National Association, Bank One, N.A., and Harris Trust and Savings Bank and itself (collectively, the "BANKS"), pursuant to Section 2.3 of the Amendment, certifies that:

         1. Attached hereto as Schedule 1 is a full, true and correct copy of the resolutions duly adopted by the directors of the Company at a duly convened meeting of all the directors of the Company on October 24, 2003. Said resolutions have not been amended or otherwise modified and remain in full force and effect, and the directors have, and at the time of the adoption of said resolutions had, full power and lawful authority to adopt said resolutions and to confer the powers thereby granted to the authorized persons therein named, who have full power and lawful authority to exercise the same.

         2. The following persons are, on the date hereof, the duly elected, qualified and acting officers of the Company holding the offices set forth opposite their respective names and for whom their respective signatures are set forth opposite their respective names, are authorized to execute, deliver and perform the Amendment and all other documents connected therewith:

         Name                        Office        Signature

         H.A. Trucksess, III       President       /s/ H.A. Trucksess, III
                                                   -----------------------

         James J. Bellinghausen    Secretary       /s/ James J. Bellinghausen
                                                   --------------------------

                  IN WITNESS WHEREOF, this Certificate has been duly executed as of November 14, 2003.

                                        SCS TRANSPORTATION, INC.,
                                        a Delaware corporation

                                        By: /s/ James J. Bellinghausen
                                           ---------------------------
                                            James J. Bellinghausen,
                                            Secretary

SCHEDULE 2.6(a)

                         STATEMENT OF UNANIMOUS CONSENT
                          TO ACTION TAKEN IN LIEU OF A
                    SPECIAL MEETING OF THE BOARD OF DIRECTORS
                                       OF
                          SAIA MOTOR FREIGHT LINE, INC.

                  In lieu of a special meeting of the board of directors of SAIA MOTOR FREIGHT LINE, INC., a Louisiana corporation (the "CORPORATION"), the undersigned, being all the directors of said Corporation entitled to vote on the resolutions set forth below, do hereby consent to the adoption of, and do hereby adopt, the following resolutions and declare them to be in full force and effect as if they had been duly adopted at a meeting of the directors of the Corporation, duly called, noticed and held.

   GUARANTY OF AGENTED REVOLVING CREDIT AGREEMENT

                  WHEREAS, the Board of Directors of the Corporation having previously executed a guaranty agreement guarantying the obligations of SCS Transportation, Inc. ("SCST") pursuant to that certain Agented Revolving Credit Agreement (the "REVOLVING CREDIT AGREEMENT"), which is now being amended by Amendment One to Agented Revolving Credit Agreement ("AMENDMENT"), by and among SCST and the Bank of Oklahoma, N.A. as an agent for itself and certain other lenders named therein (collectively the "LENDERS"), wherein SCST will amend its previous borrowing facility for the purpose of among other things increasing its borrowing capacity by $25,000,000 up to a total amount of $75,000,000 from the Lenders. A copy of the form of Amendment is attached hereto.

                  NOW THEREFORE, BE IT RESOLVED, that the original Guaranty Agreement from the Corporation in favor of the Lenders (the "GUARANTY AGREEMENT") and Amendment together with all exhibits and schedules thereto and all notes, instruments, documents and agreements contemplated therein, having been reviewed by the Board of Directors, be and hereby are ratified and approved.

                  RESOLVED, that each officer of the Corporation be, and each of them, acting jointly or singly, hereby is, authorized, empowered and directed, for and in the name and on behalf of the Corporation, to execute and deliver all documents, agreements, waivers and consents received by the Lenders to evidence the Corporation's obligations to Lenders as a guarantor of the obligations of SCST, all substantially in the same form as approved by the Board of Directors with such changes as the signing officer deems necessary or appropriate (collectively "AMENDMENT DOCUMENTS").

                  RESOLVED, that each officer of the Corporation be, and each of them hereby is authorized, directed and empowered, for and in the name of and on behalf of the Corporation, to take all such further action and to execute and deliver all such Amendment Documents and such further instruments, certificates and documents contemplated by the Amendment as in his or her judgment shall be necessary, proper or advisable in order to fully carry out the intent and purposes of the transactions contemplated therein and authorized and approved herein.

This consent may be executed in multiple counterparts, each of which shall be deemed to be an original for all purposes and all of which together shall be one and the same instrument. This consent shall be filed in the minute book of the Corporation and become a part of the records of the Corporation.

Dated:  November 14, 2003.

                                     /s/ Richard D. O'Dell
                                     ------------------------------
                                     Richard D. O'Dell

                                     /s/ Anthony D. Albanese
                                     ------------------------------
                                     Anthony D. Albanese

                                     /s/ James J. Bellinghausen
                                     ------------------------------
                                     James J. Bellinghausen

                                     /s/ Reuben J. Gegenheimer
                                     ------------------------------
                                     Reuben J. Gegenheimer

                                     /s/ H.A. Trucksess, III
                                     ------------------------------
                                     H. A. Trucksess, III

SCHEDULE 2.6(b)

                         STATEMENT OF UNANIMOUS CONSENT
                          TO ACTION TAKEN IN LIEU OF A
                    SPECIAL MEETING OF THE BOARD OF DIRECTORS
                                       OF
                           JEVIC TRANSPORTATION, INC.

                  In lieu of a special meeting of the board of directors of JEVIC TRANSPORTATION, INC., a New Jersey corporation (the "CORPORATION"), the undersigned, being all the directors of said Corporation entitled to vote on the resolutions set forth below, do hereby consent to the adoption of, and do hereby adopt, the following resolutions and declare them to be in full force and effect as if they had been duly adopted at a meeting of the directors of the Corporation, duly called, noticed and held.

GUARANTY OF AGENTED REVOLVING CREDIT AGREEMENT

                  WHEREAS, the Board of Directors of the Corporation having previously executed a guaranty agreement guarantying the obligations of SCS Transportation, Inc. ("SCST") pursuant to that certain Agented Revolving Credit Agreement (the "REVOLVING CREDIT AGREEMENT"), which is now being amended by Amendment One to Agented Revolving Credit Agreement ("AMENDMENT"), by and among SCST and the Bank of Oklahoma, N.A. as an agent for itself and certain other lenders named therein (collectively the "LENDERS"), wherein SCST will amend its previous borrowing facility for the purpose of among other things increasing its borrowing capacity by $25,000,000 up to a total amount of $75,000,000 from the Lenders. A copy of the form of Amendment is attached hereto.

                  NOW THEREFORE, BE IT RESOLVED, that the original Guaranty Agreement from the Corporation in favor of the Lenders (the "GUARANTY AGREEMENT") and Amendment together with all exhibits and schedules thereto and all notes, instruments, documents and agreements contemplated therein, having been reviewed by the Board of Directors, be and hereby are ratified and approved.

                  RESOLVED, that each officer of the Corporation be, and each of them, acting jointly or singly, hereby is, authorized, empowered and directed, for and in the name and on behalf of the Corporation, to execute and deliver all documents, agreements, waivers and consents received by the Lenders to evidence the Corporation's obligations to Lenders as a guarantor of the obligations of SCST, all substantially in the same form as approved by the Board of Directors with such changes as the signing officer deems necessary or appropriate (collectively "AMENDMENT DOCUMENTS").

                  RESOLVED, that each officer of the Corporation be, and each of them hereby is authorized, directed and empowered, for and in the name of and on behalf of the Corporation, to take all such further action and to execute and deliver all such Amendment Documents and such further instruments, certificates and documents contemplated by the Amendment as in his or her judgment shall be necessary, proper or advisable in order to fully carry out the intent and purposes of the transactions contemplated therein and authorized and approved herein.

This consent may be executed in multiple counterparts, each of which shall be deemed to be an original for all purposes and all of which together shall be one and the same instrument. This consent shall be filed in the minute book of the Corporation and become a part of the records of the Corporation.

Dated:  November 14, 2003.

                                    /s/ H. A. Trucksess III
                                    ------------------------------
                                    H. A. Trucksess, III

                                    /s/ James J. Bellinghausen
                                    ------------------------------
                                    James J. Bellinghausen

                                    /s/ Paul J. Karvois
                                    ------------------------------
                                    Paul J. Karvois

SCHEDULE 2.7, 2.8(a) & 2.8(b)

November 14, 2003

Bank of Oklahoma, N.A., individually and as Agent
Harris Trust and Savings Bank
U.S. Bank National Association
Bank One, NA
c/o Agent
P.O. Box 2300
Tulsa, Oklahoma 74192

Ladies and Gentlemen:

We are counsel for SCS Transportation, Inc., a Delaware corporation (the "COMPANY"), Saia Motor Freight Line, Inc., a Louisiana corporation ("SAIA"), and Jevic Transportation, Inc., a New Jersey corporation ("JEVIC") (Saia and Jevic, collectively, the "GUARANTORS"), in connection with the Amendment One to Agented Revolving Credit Agreement (the "AMENDMENT"), dated of even date herewith, between the Company and Bank of Oklahoma, N.A. ("BOK"), individually and as agent ("AGENT") for U.S. Bank National Association ("U.S. BANK"), Bank One, NA ("BANK ONE") and Harris Trust and Savings Bank ("HARRIS BANK") (collectively, the "BANKS"), pursuant to which the Company has issued to you today: (i) an Amended Note dated of even date herewith, of the Company in favor of U.S. Bank in the principal amount of $18,000,000 (the "U.S. BANK NOTE"); (ii) an Amended Note dated of even date herewith, of the Company in favor of Bank One in the principal amount of $18,000,000 (the "BANK ONE NOTE"); (iii) an Amended Note dated of even date herewith, of the Company in favor of Harris Bank in the principal amount of $18,000,000 (the "HARRIS NOTE"); (iv) an Amended Note dated of even date herewith, of the Company in favor of Agent in the principal amount of $21,000,000 (the "BOK NOTE"); and (v) the Amendment. The U.S. Bank Note, Bank One Note, Harris Note and BOK Note are hereinafter collectively referred to as the "NOTES". As a part of the Amendment and pursuant to two separate amended Guaranties both dated of even date herewith, Saia has acknowledged and agreed to the amendment of the Guaranty Agreement dated as of September 20, 2002, made by Saia in favor of Agent and the Banks ("SAIA GUARANTY") and Jevic has acknowledged and agreed to the amendment of the Guaranty Agreement dated as of September 20, 2002, made by Jevic in favor of Agent and the Banks ("JEVIC GUARANTY") (the Saia Guaranty and the Jevic Guaranty, collectively, the "GUARANTIES"). All terms used herein that are defined in the Amendment or in the Agented Revolving Credit Agreement dated as of September 20, 2002 (the "AGREEMENT") have the same meaning herein as set forth in the Amendment or the Agreement, as applicable. When used herein in relation to the Company, the term "material" refers to the Company and its Subsidiaries considered together on a consolidated basis. This letter is being delivered to you in satisfaction of the condition requiring such legal opinion as set forth in the Amendment and with the understanding that you are accepting the U.S. Bank Note, the Bank One Note, the Harris Note and the BOK Note (collectively, the "NOTES") in reliance on the opinions expressed herein. The Amendment, the amendments to the Guaranties and the Notes are collectively referred to herein as the "AMENDMENT DOCUMENTS".

In connection herewith, we have examined such certificates of public officials, certificates of officers of the Company, Saia and Jevic and copies certified to our satisfaction of corporate documents and records of the Company, Saia and Jevic and of other papers, and have made such other investigations, as we have deemed relevant and necessary as a basis for our opinion hereinafter set forth. We have relied upon such certificates of public officials and of officers of the Company, Saia and Jevic with respect to the accuracy of material factual matters contained therein which were not independently established.

In reaching the opinions set forth in Paragraphs two, four and six of this letter, we have assumed, and to our actual knowledge there are no facts inconsistent with, the following:

         a. Each of the parties to any Amendment Document, other than the Company, Saia and Jevic, have duly and validly executed and delivered such Amendment Document and each such instrument, document and agreement (or duplicate original counterparts thereof) to be executed in connection with the loan transactions (collectively, the "LOAN") described in the Amendment, and the obligations of each such party (other than the Company, Saia and Jevic) set forth in any Amendment Document and in such instruments, documents and agreements are its legal, valid and binding obligations, enforceable against such party in accordance with their respective terms;

         b. Each person executing any Amendment Document, other than on behalf of the Company, Saia and Jevic, whether individually or on behalf of an entity, is duly authorized to do so;

         c. Each natural person executing any Amendment Document is legally competent to do so;

         d.    All signatures on the Amendment Documents will be genuine;

         e. The Amendment Documents and all other documents submitted to us as originals are authentic;

         f. The Amendment Documents and all other documents submitted to us as certified or photostatic copies conform to the original document and all public records reviewed are accurate and complete;

         g. The execution, delivery and performance of the Amendment Documents by the Agent and Banks:

               (i) have been duly authorized by all necessary corporate or other appropriate action on the part of the Agent and Banks; and

               (ii) do not contravene or conflict with any term or provision of the articles of incorporation, by-laws or other governing documents of the Agent and Banks;

         h. The terms and conditions of the Loan as reflected in the Amendment Documents have not been amended, modified or supplemented, directly or indirectly, by any other agreement or understanding of the parties or waiver of any of the material provisions of the Amendment Documents that would define, supplement or qualify the terms of the Amendment Documents;

         i. The Agent and Banks and their successors and assigns will: (i) act in good faith and in a commercially reasonable manner in the exercise of any rights or enforcement of any remedies under the Amendment Documents; (ii) not engage in any conduct in the exercise of such rights or enforcement of such remedies that would constitute anything other than fair dealing; and (iii) comply with all requirements of applicable procedural and substantive law in exercising any rights or enforcing any remedies under the Amendment Documents;

         j. There has not been any mutual mistake of fact or misunderstanding, fraud, duress or undue influence; and

         k.    The amendments to the Guaranties have been duly issued for value.

Based on the foregoing, it is our opinion that:

1. The Company is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware.

2. The Amendment and the Notes have been duly authorized by all requisite corporate action and duly executed and delivered by authorized officers of the Company. If Missouri law were to apply to the Amendment and the Notes, the Amendment and the Notes would be valid obligations of the Company, legally binding upon and enforceable against the Company in accordance with their respective terms.

3. Based solely upon the Certificate of Good Standing issued by the Office of the Louisiana Secretary of State and dated as of November 10, 2003 ("SAIA CERTIFICATE OF GOOD STANDING"), Saia is a corporation duly organized and validly existing in good standing under the laws of the State of Louisiana.

4. The execution of the Amendment to effect the amendment of the Saia Guaranty, as set forth in Section 5 of the Amendment, and the execution of the amended Guaranty applicable to Saia, have been duly authorized by all requisite corporate action and duly executed and delivered by authorized officers of Saia. If Missouri law were to apply to the amendment of the Saia Guaranty, the amendment of the Saia Guaranty would be the legally valid, binding and enforceable obligation of Saia in accordance with its terms.

5. Based solely upon the Certificate of Good Standing issued by the Office of the New Jersey Secretary of State and dated November 10, 2003 ("JEVIC CERTIFICATE OF GOOD STANDING"), Jevic is a corporation duly organized and validly existing in good standing under the laws of the State of New Jersey.

6. The execution of the Amendment to effect the amendment of the Jevic Guaranty, as set forth in Section 5 of the Amendment, and the execution of the amended Guaranty applicable to Jevic, have been duly authorized by all requisite corporate action and duly executed and delivered by authorized officers of Jevic. If Missouri law were to apply to the amendment of the Jevic Guaranty, the amendment of the Jevic Guaranty would be the legally valid, binding and enforceable obligation of Jevic in accordance with its terms.

7. The extension, arranging and obtaining of the credit represented by the Notes does not result in any violation of Regulations T, U or X of the Board of Governors of the Federal Reserve System. In providing the opinion in the immediately preceding sentence, we have relied on factual matters set forth in the Officer's Certificate attached hereto as Exhibit A.

8. The execution and delivery by the Company of the Amendment and the Notes and the performance by the Company of its obligations thereunder do not violate or result in a breach or default under any existing obligation of the Company under any agreement listed as a material contract under
       Exhibit 10 of the Form 10 filed by the Company with the Securities and Exchange Commission on July 19, 2002 (as amended on August 23, 2002 and further amended on September 6, 2002), nor does such action result in any violation by the Company of the provisions of the Certificate of Incorporation or By-Laws of the Company, any provision of applicable law, or any order, writ, judgment or decree known to us of any court or governmental agency or body that names the Company or is specifically directed to the Company or any of its material properties or assets.

9. Based upon the Officers Certificate attached hereto as Exhibit A, no consent, approval, authorization or other action by, and no notice to or filing with, any governmental agency or regulatory body is required for the due execution, delivery and performance by the Company of its obligations under the Amendment and the Notes.

10. A court sitting in the State of Missouri will look to the conflict of law rules of the State of Missouri to determine which law governs. Under Missouri law the parties to a contract may agree that the contract will be governed by the law of a particular state so long as some element of the contract is properly referable to that state. Courts applying Missouri law have not enforced agreements that the law of a certain state shall govern where the agreement is made to evade otherwise applicable law or where the agreement infringes upon a fundamental policy of the State of Missouri. In our opinion, a state or federal court in the State of Missouri applying Missouri law (a) should not find that the selection of Oklahoma law as the governing law under the Amendment and the Notes constitutes an infringement of a fundamental policy of the State of Missouri, unless it is determined that such selection is, in fact, made to evade otherwise applicable law of the State of Missouri and therefore
       (b) should give effect to the provisions in the Amendment and the Notes which select the laws of the State of Oklahoma as the governing law thereof. Provided, however, with respect to the creation, perfection, priority and enforcement of any judgment liens, the laws of Missouri will apply with respect to assets located within Missouri.

In addition to the assumptions set forth above, the opinions set forth above are also subject to the following qualifications:

A.     Enforceability of the Amendment Documents is subject to:

       (1) the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws affecting the rights and remedies of creditors generally, including:

              (a) the United States Bankruptcy Code of 1978, as amended, and thus comprehends, among others, matters of turn-over, automatic stay, avoiding powers, fraudulent transfer, preference, discharge, conversion of a non-recourse obligation into a recourse claim and limitations on ipso facto and anti-assignment clauses;

              (b) all other federal and state bankruptcy, insolvency, reorganization, receivership, moratorium, arrangement and assignment for the benefit of creditors laws that affect the rights and remedies of creditors generally;

              (c)   state fraudulent transfer and conveyance laws; and

              (d) judicially developed doctrines relevant to any of the foregoing laws, such as substantive consolidation of entities;

       (2) the effect of general principles of equity, whether applied by a court of law or equity, including principles:

              (a) governing the availability of specific performance, injunctive relief or other equitable remedies, which generally place the award of such remedies, subject to certain guidelines, in the discretion of the court to which application for such relief is made;

              (b) affording equitable defenses (e.g., waiver, laches and estoppel) against a party seeking enforcement;

              (c) requiring good faith and fair dealing in the performance and enforcement of a contract by the party seeking its enforcement;

              (d) requiring reasonableness in the performance and enforcement of an agreement by the party seeking enforcement of the contract;

              (e) requiring consideration of the materiality of a breach and the consequences of the breach to the party seeking enforcement;

              (f) requiring consideration of the impracticability or impossibility of performance at the time of attempted enforcement; and

              (g) affording defenses based upon the unconscionability of the enforcing party's conduct after the parties have entered into the contract;

       (3)    the effect of generally applicable rules of law that:

              (a) limit or affect the enforcement of provisions of a contract that purport to require waiver of the obligations of good faith, fair dealing, diligence and reasonableness;

              (b) provide that forum selection clauses in contracts are not necessarily binding on the court(s) in the forum selected;

              (c) limit the availability of a remedy under certain circumstances where another remedy has been elected;

              (d) limit the right of a creditor to use force or cause a breach of the peace in enforcing rights;

              (e) limit the enforceability of provisions releasing, exculpating or exempting a party from, or requiring indemnification of a party for, liability for its own action or inaction, to the extent public policy limits the enforceability of such indemnification or the action or inaction involves gross negligence, recklessness, willful misconduct or unlawful conduct;

              (f) may, where less than all of a contract may be unenforceable, limit the enforceability of the balance of the contract to circumstances in which the unenforceable portion is not an essential part of the agreed exchange;

              (g) govern and afford judicial discretion regarding the determination of damages and entitlement to attorneys' fees and other costs; and

              (h) may permit a party who has materially failed to render or offer performance required by the contract to cure that failure unless (A) permitting a cure would unreasonably hinder the aggrieved party from making substitute arrangements for performance, or (B) it was important in the circumstances to the aggrieved party that performance occur by the date stated in the contract.

B. Except as otherwise specifically set forth in this opinion, we are expressing no opinion as to the validity or accuracy of any warranty or representation made in connection with the Amendment Documents and assume all representations of the Company and Guarantors made in the Agreement, Guaranties and Amendment Documents are true.

C. For purposes of the opinions expressed herein, "applicable law" shall mean all applicable constitutional, legislative, judicial and administrative provisions, statutes, regulations, decisions, rulings and other laws, whether federal, state or local.

We express no opinion as to the enforceability of any clause requiring additional payments upon, or otherwise limiting, prepayment or termination to the extent construed as a penalty.

We express no opinion on any other matters pertaining to the transactions contemplated by or related to the Amendment Documents, except as hereinabove specifically provided, and no further or other opinion shall be implied. The matters set forth herein or upon which this opinion is based are as of the date hereof, and we hereby undertake no, and disclaim any, obligation to advise the Agent and Banks of any change in any matters set forth herein or any matters upon which this opinion is based.

When an opinion is stated to be "to our actual knowledge", or other words of similar import appear, the language means only that we have no actual knowledge to the contrary and does not indicate or imply any investigation or inquiry of the Company, the Guarantors or others on our part. For this purpose, "we" means only those attorneys within our Firm who have done substantive work on this opinion.

This opinion is given with respect to the laws of the State of Missouri and the laws of the United States of America, and we do not purport to be experts on, or to express any opinion concerning, any laws other than the laws of the State of Missouri and the laws of the United States of America (with respect to opinions in Paragraphs seven, eight and nine), and, with respect to opinion numbers one through two above concerning the Company, our review of the Delaware General Corporation Law. With respect to the opinion expressed in the first sentence of Paragraph four above, we have assumed the laws of the State of Louisiana are substantially similar to the laws of Missouri. With respect to the opinion expressed in the first sentence of Paragraph six above, we have assumed the laws of the State of New Jersey are substantially similar to the laws of Missouri. The opinions above are subject to this limitation in all respects.

This opinion is rendered solely to the addressees hereof, to be relied upon solely in connection with the transactions contemplated by the Amendment. In any event, this opinion may not be relied upon by any person (other than the addressees hereof and subsequent holders of the Notes) or for any other purpose without our prior written consent.

Very truly yours,

/s/ Bryan Cave LLP

BRYAN CAVE LLP

                               CERTIFICATE OF THE
                             CHIEF FINANCIAL OFFICER
                                       OF
                            SCS TRANSPORTATION, INC.

On this day the undersigned, James J. Bellinghausen, as the Chief Financial Officer of SCS Transportation, Inc., a Delaware corporation (the "COMPANY"), known to be the person whose name is subscribed below and who being first duly sworn, did on his oath state and represent to Bryan Cave LLP ("BRYAN CAVE") for purposes of inducing Bryan Cave to render a legal opinion (the "OPINION LETTER") regarding Amendment One to Agented Revolving Credit Agreement and all related documents (collectively, the "AMENDMENT") which amends that certain Agented Revolving Credit Agreement dated September 20, 2002, among the Company and Bank of Oklahoma, N.A. as an agent for U.S. Bank National Association, Bank One, N.A., and Harris Trust and Savings Bank and itself (collectively, the "Banks"). Capitalized terms not otherwise defined herein will be used herein as defined in the Opinion Letter. The undersigned certifies that:

                  1. None of the proceeds from the Notes issued under the Amendment shall be used by the Company for the purpose of buying or carrying "margin stock" which is defined by Regulation U of the Board of Governors of the Federal Reserve, 12 CFR 221, as the following:

                           a) Any equity security registered or having unlisted trading privileges on a national securities exchange;

                           b) Any OTC security designated as qualified for trading in the National Market System under a designation plan approved by the Securities and Exchange Commission (NMS security);

                           c) Any debt security convertible into a margin stock or carrying a warrant or right to subscribe to or purchase a margin stock;

                           d) Any warrant or right to subscribe to or purchase a margin stock; or

                           e) Any security issued by an investment company registered under section 8 of the Investment Company Act of 1940 (15 U.S.C. 80a - 8), other than:

                                    i)       A company licensed under the Small
                                    Business Investment Company Act of 1958, as amended (15 U.S.C. 661); or

                                    ii)      A company which has at least 95
                                    percent of its assets continuously invested in exempted securities (as defined in 15 U.S.C. 78c(a)(12)); or

                                    iii)     A company which issues faceamount
                                    certificates as defined in 15 U.S.C. 80a -
                                    2(a)(15), but only with respect of such
                                    securities; or

                                    iv)      A company which is considered a
                                    money market fund under SEC Rule 2a - 7 (17
                                    CFR 270.2a - 7).

                  2. No consent, approval, authorization or other action by, and no notice to or filing with, any governmental agency or regulatory body is required for the due execution, delivery and performance by the Company of its obligations under the Amendment (other than routine filings after the date hereof with the Securities and Exchange Commission and/or state Blue Sky authorities).

                  3. I have reviewed the Opinion Letter and have had an opportunity to ask questions and receive answers from Bryan Cave concerning the content of the Opinion Letter. There are no items or disclosures within the Opinion Letter that are factually untrue.

                  4. I hereby deliver this Officer's Certificate to Bryan Cave in consideration of Bryan Cave issuing its Opinion Letter in connection with the transactions described therein. I acknowledge and agree that this Certificate is being materially relied upon by Bryan Cave in the issuance of such Opinion Letter.

                  IN WITNESS WHEREOF, this Certificate has been duly executed as of November 14, 2003.

                                        SCS TRANSPORTATION, INC.

                                        By: /s/ James J. Bellinghausen
                                            ------------------------------
                                            James J. Bellinghausen
                                            Chief Financial Officer

SCHEDULE 2.10(a)

                      FIRST AMENDMENT TO GUARANTY AGREEMENT

         This First Amendment to Guaranty Agreement is made and entered into effective as of November 14, 2003, by and among SAIA MOTOR FREIGHT LINE, INC., a Louisiana corporation (the "Guarantor"), and BANK OF OKLAHOMA, N.A., U.S. BANK NATIONAL ASSOCIATION, BANK ONE, NA, and HARRIS TRUST AND SAVINGS BANK (individually a "Bank" and collectively the "Banks"), and BANK OF OKLAHOMA, N.A., as agent for the Banks hereunder (in such capacity the "Agent").

                                 R E C I T A L S

               9. Reference is made to that certain Guaranty Agreement dated as of September 20, 2002, entered into by and among Guarantor, Banks and Agent wherein Guarantor agreed to guaranty the obligations of SCS TRANSPORTATION, INC. (the "Borrower") to Banks under the terms of the Agented Revolving Credit Agreement (the "Credit Agreement") dated September 20, 2002 among Borrower, Banks and Agent.

               10. Borrower has requested that the Banks increase the amount of the Revolving Credit Commitment under the Credit Agreement from the aggregate amount of $50,000,000 to the aggregate amount of $75,000,000.

               11. Guarantor will benefit directly and indirectly from the increase of the Revolving Credit Commitment.

               12. Banks have agreed to Borrower's request to increase the Revolving Credit Commitment, subject to certain requirements, including the execution of this Amendment by Guarantor.

                                    AGREEMENT

         NOW, THEREFORE, for and in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Amendment to Guaranty Agreement. Guarantor by execution hereof acknowledges and agrees that the Guaranty Agreement is hereby amended to evidence that all references therein to "$50,000,000" shall now mean and read "$75,000,000". Guarantor further agrees that the Guaranty Agreement is hereby amended to evidence that the defined term "Obligations" shall additionally include all obligations of Borrower under the Amendment One to Agented Revolving Credit Agreement and the Amended Notes executed in conjunction therewith, all dated November 14, 2003.

         2. Ratification of Guaranty Agreement. All terms and conditions of the Guaranty Agreement, unless expressly modified herein, are hereby ratified and confirmed and shall continue in full force and effect.

                                   "Guarantor"

                                   SAIA MOTOR FREIGHT LINE, INC.

                                   By /s/ Richard D. O'Dell
                                      --------------------------
                                   Name Richard D. O'Dell
                                   Title President

SCHEDULE 2.10(b)

                      FIRST AMENDMENT TO GUARANTY AGREEMENT

         This First Amendment to Guaranty Agreement is made and entered into effective as of November 14, 2003, by and among JEVIC TRANSPORTATION, INC., a New Jersey corporation (the "Guarantor"), and BANK OF OKLAHOMA, N.A., U.S. BANK NATIONAL ASSOCIATION, BANK ONE, NA, and HARRIS TRUST AND SAVINGS BANK (individually a "Bank" and collectively the "Banks"), and BANK OF OKLAHOMA, N.A., as agent for the Banks hereunder (in such capacity the "Agent").

                                 R E C I T A L S

               13. Reference is made to that certain Guaranty Agreement dated as of September 20, 2002, entered into by and among Guarantor, Banks and Agent wherein Guarantor agreed to guaranty the obligations of SCS TRANSPORTATION, INC. (the "Borrower") to Banks under the terms of the Agented Revolving Credit Agreement (the "Credit Agreement") dated September 20, 2002 among Borrower, Banks and Agent.

               14. Borrower has requested that the Banks increase the amount of the Revolving Credit Commitment under the Credit Agreement from the aggregate amount of $50,000,000 to the aggregate amount of $75,000,000.

               15. Guarantor will benefit directly and indirectly from the increase of the Revolving Credit Commitment.

               16. Banks have agreed to Borrower's request to increase the Revolving Credit Commitment, subject to certain requirements, including the execution of this Amendment by Guarantor.

                                    AGREEMENT

         NOW, THEREFORE, for and in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Amendment to Guaranty Agreement. Guarantor by execution hereof acknowledges and agrees that the Guaranty Agreement is hereby amended to evidence that all references therein to "$50,000,000" shall now mean and read "$75,000,000". Guarantor further agrees that the Guaranty Agreement is hereby amended to evidence that the defined term "Obligations" shall additionally include all obligations of Borrower under the Amendment One to Agented Revolving Credit Agreement and the Amended Notes executed in conjunction therewith, all dated November 14, 2003.

         2. Ratification of Guaranty Agreement. All terms and conditions of the Guaranty Agreement, unless expressly modified herein, are hereby ratified and confirmed and shall continue in full force and effect.

                                    "Guarantor"

                                    JEVIC TRANSPORTATION, INC.

                                    By /s/ Paul J. Karvois
                                      --------------------------
                                    Name Paul J. Karvois

                                    Title President & CEO